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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                          DATE OF REPORT: AUGUST 11, 2003


                           TITAN PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


          DELAWARE                       0-27436                  94-3171940
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

400 OYSTER POINT BLVD., SUITE 505, SOUTH SAN FRANCISCO, CALIFORNIA     94080
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (650) 244-4990
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         99.1 Press Release dated August 11, 2003 - Titan Reports Second Quarter 2003 Results


ITEM 9. REGULATION FD DISCLOSURE

         In accordance with the interim guidance of the Securities and Exchange Commission, the Company is furnishing the information required by Item 12 of Form 8-K (Results of Operations and Financial Condition) under "Item 9 Regulation FD Disclosure" and information contained in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

         On August 11, 2003, the Company issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TITAN PHARMACEUTICALS, INC.

                                By:       /s/ Robert E. Farrell
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                                    Robert E. Farrell, Executive Vice President
                                    and Chief Financial Officer

Dated: August 11, 2003


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